SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------



                                  FORM 8-K/A
                                AMENDMENT NO. 1


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               February 1, 2002
       -----------------------------------------------------------------
               Date of Report (Date of Earliest Event Reported)




                                  EXDS, Inc.
       -----------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



        Delaware                     0-23795                    77-0403076
--------------------------   ------------------------      -------------------
(State of Incorporation)      (Commission file number)     (I.R.S. Employer
                                                           Identification No.)


                        2831 Mission College Boulevard
                         Santa Clara, California 95054
       -----------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (408) 346-2200
         -------------------------------------------------------------
             (Registrant's telephone number, including area code)



         This Amendment No. 1 to Current Report on Form 8-K of EXDS, Inc., f/k/a Exodus Communications, Inc. (the "Company"), is being filed to include the pro forma financial information required by Item 7(b) of Form 8-K and omitted from the Current Report on Form 8-K filed by the Company on February 14, 2002.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro Forma Financial Information

                                  EXDS, INC.
                     (f/k/a Exodus Communications, Inc.)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial information reflects adjustments to the historical consolidated balance sheet and statements of operations of the Company to give effect to the sale of substantially all of its assets to Digital Island Inc. (n/k/a Cable & Wireless Internet Services, Inc.), a subsidiary of Cable and Wireless plc, on February 1, 2002, as described in the Current Report on Form 8-K filed by the Company on February 14, 2002, as well as the sale of substantially all of the assets of Exodus Internet Limited, the Company's United Kingdom subsidiary, and the sale of the stock and debt of Exodus Communications KK (Shinjuku-Ku), the Company's Japanese subsidiary, on February 19, 2002 (collectively, the "Sale Transactions"). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 gives pro forma effect to the Sale Transactions as if they had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the nine-month period ended September 30, 2001 and the year ended December 31, 2000 give pro forma effect to the Sale Transactions as if they had occurred on January 1, 2000. The pro forma adjustments relating to the Sale Transactions are described in the notes to the unaudited pro forma condensed consolidated financial information.

         The following unaudited pro forma condensed consolidated financial information has been prepared based upon available information that the Company believes is reasonable under the circumstances. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 30, 2001, June 30, 2001 and September 30, 2001. The following unaudited condensed consolidated pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have resulted had the Sale Transactions actually occurred on the dates assumed, nor is it necessarily indicative of the future financial position or future operating results of the Company.

         The following unaudited condensed consolidated pro forma financial information is attached as part of this report:


         o Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001;

         o Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001;

         o Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2001;

         o Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended
                September 30, 2001;

         o Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000; and

         o      Notes to Unaudited Pro Forma Condensed Consolidated
                Statement of Operations for the Year Ended December 31, 2000.




                                        EXDS, Inc. (f/k/a Exodus Communications, Inc.)

                                        Pro Forma Condensed Consolidated Balance Sheet

                                                      September 30, 2001

                                                         (unaudited)
                                                            (000s)

                                                                                                 Pro Forma
                                                                               ---------------------------------------------
                                                                Historical             Adjustments               Adjusted
                                                            ----------------   ---------------------    --------------------
ASSETS
Current assets:
   Cash and cash equivalents                                       $107,727               $ 557,084 (a)            $664,811
   Trade accounts receivable, net                                   240,096                (204,127)(a)              35,969
   Prepaid expenses and other current assets                        141,728                 (24,367)(a)             117,361
                                                            ----------------   ---------------------    --------------------
      Total current assets                                          489,551                 328,590                 818,141

   Property and equipment, net                                    2,075,001              (1,598,731)(a)             476,270
   Restricted cash equivalents                                       29,712                 (11,390)(a)              18,322
   Investments                                                       19,579                       -                  19,579
   Other assets                                                     277,858                  (9,942)(a)             267,916
                                                            ----------------   ---------------------    --------------------
      Total Assets                                               $2,891,701            $ (1,291,474)             $1,600,227
                                                            ================   =====================    ====================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
   Current portion of equipment loans, line of
      credit facilities and other notes payable                    $118,876                (118,876)(a)                  (0)
   Current portion of capital lease obligations                         733                    (733)(a)                   0
   Accounts payable                                                  28,461                  (1,856)(a)              26,605
   Accrued expenses                                                  69,444                  (2,769)(a)              66,675
   Merger and restructuring related accruals                          8,340                     (24)(a)               8,316
   Deferred revenue, deferred benefits and other                     34,907                 (12,660)(b)              22,247
   Accrued interest payable                                           2,652                  (2,258)(a)                 394
                                                            ----------------   ---------------------    --------------------
      Total current liabilities                                     263,413                (139,177)                124,236

Equipment loans, line of credit facilities and other
  notes payable, less current portion                                59,714                 (51,041)(a)               8,673
Capital lease obligations, less current portion                       8,866                  (7,676)(a)               1,190
Other non-current liabilities                                        17,134                 (16,093)(a)               1,041
Liabilities subject to compromise                                 3,619,132                       -               3,619,132
                                                            ----------------   ---------------------    --------------------
      Total liabilities                                           3,968,259                (213,937)              3,754,272

Stockholders' deficit:
   Common stock and additional paid-in capital                    3,435,405                 (12,979)(a)           3,422,426
   Accumulated deficit                                           (4,490,758)             (1,064,508)(a)          (5,555,266)
   Accumulated other comprehensive loss                             (21,205)                      -                 (21,205)
                                                            ----------------   ---------------------    --------------------
      Total stockholders' deficit                                (1,076,558)             (1,077,487)             (2,154,045)
                                                            ----------------   ---------------------    --------------------
          Total Liabilities and Stockholders' Deficit             $2,891,701            $ (1,291,474)            $ 1,600,227
                                                            ================   =====================    ====================


                     See accompanying notes to unaudited pro forma condensed consolidated balance sheet.



               EXDS, Inc. (f/k/a Exodus Communications, Inc.)

     Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

                             September 30, 2001

                                (unaudited)

NOTE 1--BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 reflects the financial position of EXDS, Inc. (f/k/a Exodus Communications, Inc.) (the "Company") at September 30, 2001, on a pro forma basis, assuming the following transactions had been consummated on September 30, 2001: (i) the sale by the Company (the "US Transaction") of substantially all of its U.S. assets to Digital Island Inc. (n/k/a Cable & Wireless Internet Services, Inc.) (the "US Buyer"), a subsidiary of Cable and Wireless plc, (ii) the sale by the Company (the "UK Transaction") of substantially all of the assets of Exodus Internet Limited, the Company's United Kingdom subsidiary ("Exodus UK"), to Cable and Wireless Alpha Limited (the "UK Buyer") and (iii) the sale by the Company (the "Japan Transaction") of the stock and debt of Exodus Communications KK (Shinjuku-Ku), the Company's Japanese subsidiary ("Exodus Japan"), to Cable & Wireless Eastern Hemisphere BV (the "Japan Buyer").

Collectively, the US Buyer, the UK Buyer and the Japan Buyer are referred to as the "Buyer".

Collectively, the US Transaction, the UK Transaction and the Japan Transaction are referred to as the "Sale Transactions".

(a) To adjust for assets sold to and liabilities assumed by the Buyer, and proceeds received by the Company, in connection with the Sale Transactions.

(b) To adjust deferred revenue for revenues assumed by the Buyer.




                                        EXDS, Inc. (f/k/a Exodus Communications, Inc.)

                                   Pro Forma Condensed Consolidated Statement of Operations

                                             Nine Months Ended September 30, 2001

                                                         (unaudited)
                                                            (000s)


                                                                                                    Pro Forma
                                                                                    -------------------------------------------
                                                                  Historical             Adjustments                Adjusted
                                                              -------------------   -------------------------------------------
Revenue:
   Service revenue                                                     $ 819,523            $ (795,825) (a)           $ 23,698
   Other revenue                                                         100,270               (94,604) (a)              5,666
                                                              -------------------   -------------------     -------------------

Total revenue                                                            919,793              (890,429)                 29,365

Cost of revenue:
   Cost of service revenue                                               671,728              (367,155) (a)            304,573
   Cost of other revenue                                                  79,500               (72,244) (a)              7,256
   Asset impairment charges                                               22,251                     -                  22,251
                                                              -----------------------------------------------------------------
Total cost of revenue                                                    773,479              (439,399)                334,080
                                                              -----------------------------------------------------------------

Gross profit (loss)                                                      146,314              (451,030)               (304,716)

Operating expenses:
   Marketing and sales                                                   170,315              (140,203) (b)             30,112
   General and administrative                                            270,043              (223,404) (b)             46,639
   Product development                                                    13,564               (13,558) (b)                  6
   Amortization of goodwill and other intangible assets                  219,556                     -                 219,556
   Merger, restructuring and asset impairment charges                  2,784,416                     -               2,784,416
   Chapter 11 related reorganization items                                69,423                     -                  69,423

                                                              -------------------   -------------------------------------------
Total operating expenses                                               3,527,317              (377,165)              3,150,152
                                                              -------------------   -------------------------------------------

Operating loss                                                        (3,381,003)              (73,865)             (3,454,868)

Interest and other income (expense):
   Interest income                                                        26,891                     -                  26,891
   Interest expense                                                     (240,052)               15,446  (c)           (224,606)
   Loss on equity method investments                                      (9,489)                    -                  (9,489)
   Loss on impairment of investments                                    (399,704)                    -                (399,704)
   Other income (expense), net                                            (2,847)                    -                  (2,847)

                                                              -------------------   -------------------------------------------
Total interest and other expense, net                                   (625,201)               15,446                (609,755)
                                                              -------------------   -------------------------------------------

Net loss                                                            $ (4,006,204)            $ (58,419)           $ (4,064,622)
                                                              ===================   ===========================================
Basic and diluted net loss per share:
   Basic and diluted                                                     $ (7.26)                                      $ (7.36)
                                                              ===================                           ===================
Weighted average common shares outstanding:
   Basic and diluted                                                     552,118                                       552,118
                                                              ===================                           ===================

                      See accompanying notes to unaudited pro forma condensed consolidated statement of operations.




               EXDS, Inc. (f/k/a Exodus Communications, Inc.)

 Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                    Nine Months Ended September 30, 2001

                                (unaudited)

NOTE 1--BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001, reflects the results of operations of EXDS, Inc. (f/k/a Exodus Communications, Inc.) (the "Company") for the nine months ended September 30, 2001, on a pro forma basis, assuming the following transactions had been consummated on January 1, 2000: (i) the sale by the Company (the "US Transaction") of substantially all of its U.S. assets to Digital Island Inc. (n/k/a Cable & Wireless Internet Services, Inc.) (the "US Buyer"), a subsidiary of Cable and Wireless plc, (ii) the sale by the Company (the "UK Transaction") of substantially all of the assets of Exodus
Internet Limited, the Company's United Kingdom subsidiary ("Exodus UK"), to Cable and Wireless Alpha Limited (the "UK Buyer") and (iii) the sale by the Company (the "Japan Transaction") of the stock and debt of Exodus Communications KK (Shinjuku-Ku), the Company's Japanese subsidiary ("Exodus Japan"), to Cable & Wireless Eastern Hemisphere BV (the "Japan Buyer").

Collectively, the US Buyer, the UK Buyer and the Japan Buyer are referred to as the "Buyer".

Collectively, the US Transaction, the UK Transaction and the Japan Transaction are referred to as the "Sale Transactions".

(a) Reflects revenues and related cost of revenues associated with the customer base that was sold to the Buyer pursuant to the Sale Transactions.

(b) Reflects operating expenses attributed to the assets, properties and related personnel sold to the Buyer pursuant to the Sale Transactions. Such expenses primarily relate to personnel costs, marketing and sales activities, bad debt expenses and other operating costs.

(c) Reflects the reduction of interest expense on debt related to domestic real estate properties and Exodus Japan that was assumed by the Buyer pursuant to the Sale Transactions.


                                        EXDS, Inc. (f/k/a Exodus Communications, Inc.)

                                   Pro Forma Condensed Consolidated Statement of Operations

                                                 Year Ended December 31, 2000

                                                         (unaudited)
                                                            (000s)


                                                                                                         Pro Forma
                                                                                         --------------------------------------
                                                                          Historical          Adjustments             Adjusted
                                                                      ----------------   --------------------------------------
Revenue:
   Service revenue                                                          $ 752,432          $ (738,836) (a)         $ 13,596
   Other revenue                                                               66,013             (65,675) (a)              338
                                                                      ----------------   -----------------    ------------------

Total revenue                                                                 818,445            (804,511)               13,934

Cost of revenue:
   Cost of service revenue                                                    508,631            (346,356) (a)          162,276
   Cost of other revenue                                                       57,319             (55,998) (a)            1,321
                                                                      ----------------   -----------------    ------------------
Total cost of revenue                                                         565,950            (402,353)              163,597
                                                                      ----------------   -----------------    ------------------

Gross profit (loss)                                                           252,495            (402,157)             (149,663)

Operating expenses:
   Marketing and sales                                                        176,914            (172,627) (b)            4,287
   General and administrative                                                 152,156            (107,118) (b)           45,038
   Product development                                                         13,629             (13,501) (b)              128
   Amortization of goodwill and other intangible assets                        34,797                                    34,797

                                                                      ----------------   ---------------------------------------
Total operating expenses                                                      377,496            (293,246)               84,250
                                                                      ----------------   ---------------------------------------

Operating loss                                                               (125,001)           (108,911)             (233,912)

Interest and other income (expense):
  Interest income                                                              65,400                   -                65,400
  Interest expense                                                           (192,279)                160  (c)         (192,119)
  Other income, net                                                             4,643                 296                 4,939

                                                                      ----------------   ---------------------------------------
Total interest and other expense, net                                        (122,236)                456              (121,780)
                                                                      ----------------   ---------------------------------------
Loss before cumulative effect of change in accounting
   principle and provision for income taxes                                  (247,237)           (108,455)             (355,692)
                                                                      ================   ========================================

Provision for income taxes                                                       (750)                750                     -
                                                                      ----------------   ---------------------------------------
Loss before cumulative effect of change in accounting principle              (247,987)           (107,705)             (355,692)
                                                                      ================   ========================================
Basic and diluted net loss per share before
   cumulative effect of change in accounting principle                        $ (0.61)                                  $ (0.88)

 Shares used in computing basic and diluted net loss per share
   before cumulative effect of change in accounting principle                 405,704                                   405,704
                                                                      ================                        ==================

                   See accompanying notes to unaudited pro forma condensed consolidated statement of operations.



               EXDS, Inc. (f/k/a Exodus Communications, Inc.)

 Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

                        Year Ended December 31, 2000

                                (unaudited)


NOTE 1--BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000, reflects the results of operations of EXDS, Inc. (f/k/a Exodus Communications, Inc.) (the "Company") for the year ended
December 31, 2000, on a pro forma basis, assuming the following transactions had been consummated on January 1, 2000: (i) the sale by the Company (the "US Transaction") of substantially all of its U.S. assets to Digital Island Inc. (n/k/a Cable & Wireless Internet Services, Inc.)(the "US Buyer"), a subsidiary of Cable and Wireless plc, (ii) the sale by the Company (the
"UK Transaction") of substantially all of the assets of Exodus Internet Limited, the Company's United Kingdom subsidiary ("Exodus UK"), to Cable and Wireless Alpha Limited (the "UK Buyer") and (iii) the sale by the Company (the "Japan Transaction") of the stock and debt of Exodus Communications KK (Shinjuku-Ku), the Company's Japanese subsidiary ("Exodus Japan"), to Cable & Wireless Eastern Hemisphere BV (the "Japan Buyer").

Collectively, the US Buyer, the UK Buyer and the Japan Buyer are referred to as the "Buyer".

Collectively, the US Transaction, the UK Transaction and the Japan Transaction are referred to as the "Sale Transactions".

(a) Reflects revenues and related cost of revenues associated with the customer base that was sold to the Buyer pursuant to the Sale Transactions.

(b) Reflects operating expenses attributed to the assets, properties and related personnel sold to the Buyer pursuant to the Sale Transactions. Such expenses primarily relate to personnel costs, marketing and sales activities, bad debt expenses and other operating costs.

(c) Reflects the reduction of interest expense on debt related to domestic real estate properties and Exodus Japan that was assumed by the Buyer pursuant to the Sale Transactions.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2002

                                   EXDS, INC.


                                   By: /s/ Joseph Stockwell
                                       ---------------------------------
                                       Name:   Joseph Stockwell
                                       Title:  Chief Executive Officer